Exhibit 10.1

SECOND AMENDMENT dated as of March 21, 2016 (this “Amendment”), to the Second Amended and Restated Credit Agreement dated as of January 9, 2015 (as amended by Amendment No. 1 dated as of May 28, 2015, and the Incremental Assumption Agreement dated as of September 3, 2015, the “Credit Agreement”), among CBRE SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CBRE LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower”), CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CBRE PTY LIMITED, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CBRE LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower” and, together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower and the Australian Borrower, the “Borrowers”), CBRE GROUP, INC., a Delaware corporation (“Holdings”), the Lenders from time to time party thereto and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A. Pursuant to the Credit Agreement, the lenders party thereto (the “Existing Lenders”) have extended, and have agreed to extend, credit to the Borrowers.

B. The Borrowers have requested, and the Extending Revolving Credit Lenders (as defined below) and the Requisite Lenders (as defined below) have agreed to, among other things, (i) allow the Borrowers to extend the final maturity of some or all of the Revolving Credit Commitments (as defined in the Credit Agreement) until the fifth anniversary of the Effective Date (as defined below), (ii) provide for an increase of the Domestic Revolving Credit Commitments under the Credit Agreement by an aggregate principal amount of up to $200,000,000, (iii) provide that one or more persons (each, an “Additional Revolving Credit Lender”) may provide a new Revolving Credit Commitment under the Credit Agreement, and (iv) modify certain of the other terms of the Credit Agreement.

C. Upon the Effective Date, certain of the terms of the Credit Agreement and the outstanding Revolving Credit Commitments of each Revolving Credit Lender that approves this Amendment by executing and delivering to the Administrative Agent (or its counsel), on or prior to 9:00 a.m., New York City time, on March 21, 2016 (the “Delivery Time”), a signature page to this Amendment designating itself as an “Extending Revolving Credit Lender” (each, an “Extending Revolving Credit Lender” and each Revolving Credit Lender, if any, that does not so designate itself being referred to herein as a “Declining Revolving Credit Lender”) will be modified as set forth herein.

D. Upon the Effective Date, each person that delivers to the Administrative Agent (or its counsel), on or prior to the Delivery Time, a signature page to this Amendment designating itself (i) as an Additional Revolving Credit Lender shall be deemed to be a Revolving Credit Lender under the Credit Agreement with a Revolving Credit Commitment set forth opposite its name in the Schedule 2.01 attached as Exhibit B hereto or (ii) as an Extending Revolving Credit Lender shall have the Revolving Credit Commitment set forth opposite its name in the Schedule 2.01 attached as Exhibit B hereto.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Terms Generally. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Amendment. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

SECTION 2. Waiver of Breakage Event; Waiver of Notice of Prepayment.

(a) The Requisite Lenders (as defined below) hereby waive the application of Section 2.16(a) of the Credit Agreement with respect to any Breakage Event that may occur as a result of any Fixed Rate Revolving Loan outstanding under the Credit Agreement immediately prior to the Effective Date being repaid on the Effective Date.

(b) The Requisite Lenders hereby waive the application of the notice requirements under Section 2.12(a) of the Credit Agreement with respect to any Revolving Loans outstanding under the Credit Agreement immediately prior to the Effective Date being prepaid on the Effective Date.

SECTION 3. Amendments to the Credit Agreement. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a) The definition of the term “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing “ or” at the end of clause (d) with “,” and (ii) immediately after clause (e), adding “or (f) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action (as defined in Section 9.26)”.

(b) The definition of the term “Guarantee” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “Lenders” in clause (ii) of the proviso with “lenders”.

(c) The definition of the term “Melody” set forth in Section 1.01 of the Credit Agreement is hereby deleted and the following defined term is hereby inserted in Section 1.01 in the appropriate alphabetical order therein:

“CBRE CM” shall mean, collectively, (a) CBRE Capital Markets, Inc., a Texas corporation and (b) CBRE Capital Markets of Texas, L.P., a limited partnership under the laws of the State of Texas.

(d) The definition of the term “Melody Mortgage Warehousing Facility” set forth in Section 1.01 of the Credit Agreement is hereby deleted and the following defined term is hereby inserted in Section 1.01 in the appropriate alphabetical order therein:

“CBRE CM Mortgage Warehousing Facility” shall mean (a) a credit facility (whether in the form of a loan agreement or a repurchase agreement) provided by any bank or other financial institution extended to CBRE CM or any other Mortgage Banking Subsidiary in connection with any Mortgage Banking Activities, pursuant to which such lender makes loans to CBRE CM or any other Mortgage Banking Subsidiary, the proceeds of which loans are applied by CBRE CM (or any other Mortgage Banking Subsidiary) to fund commercial mortgage loans originated and owned by CBRE CM (or any other Mortgage Banking Subsidiary) subject to a commitment (subject to customary exceptions) to purchase such mortgage loans or mortgage-backed securities in respect thereof by (i) the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or any other quasi-federal governmental agency or enterprise or government-sponsored entity or its seller servicer or (ii) any other commercial conduit lender, in each case so long as (x) loans made by such lender to CBRE CM (or any other Mortgage Banking Subsidiary) thereunder are secured by a pledge of commercial mortgage loans made by CBRE CM (or any other Mortgage Banking Subsidiary) with the proceeds of such loans, and such lender has a perfected first priority security interest therein, to secure loans made under such credit facility and (y) in the case of loans to be sold to a commercial conduit lender, the related Indebtedness of the Mortgage Banking Subsidiary does not exceed a term of 180 days or a loan to value of 90% and (b) any other credit facility provided by any bank or other financial institution extended to CBRE CM or any other Mortgage Banking Subsidiary pursuant to which such lender makes loans to CBRE CM or any other Mortgage Banking Subsidiary, the proceeds of which loans are applied by CBRE CM (or any other Mortgage Banking Subsidiary) to fund FHA Loans, so long as such loans to CBRE CM (or any other Mortgage Banking Subsidiary) are repaid by CBRE CM (or any other Mortgage Banking Subsidiary) to such lender with the proceeds of the sale or issuance of CBRE CM Lending Program Securities.

(e) The definition of the term “Restricted Payment” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso to the end of such definition:

; provided, further, that awards or sales of Equity Interests of Holdings (and related transactions in furtherance of such awards or sales) in connection with Holdings’ stock compensation plans, stock award, employee stock purchase and incentive plans and any other similar programs or plans shall not be deemed to be Restricted Payments.

(f) The definition of the term “Revolving Credit Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Credit Maturity Date” shall mean March 21, 2021.

(g) The definition of the term “Specified Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Specified Subsidiary” shall mean (a) CBRE Multifamily Capital, Inc., (b) CBRE HMF, Inc., (c), CBRE Business Lending, Inc., (d) any other entity formed or acquired, directly or indirectly, by CBRE CM or by a Borrower for the primary purpose of engaging in Mortgage Banking Activities, (e) CBRE Capital Advisors, Inc., and (f) GEMSA Loan Services, L.P.

(h) Section 6.03(n) of the Credit Agreement is hereby amended by replacing therein the words “Melody’s servicing joint venture” with the words “GEMSA Loan Services, L.P.”.

(i) The Credit Agreement is hereby amended by replacing all remaining instances of the word “Melody” with the words “CBRE CM”.

(j) The Credit Agreement is hereby amended by inserting the following text immediately after the end of Section 9.25 of the Credit Agreement as a new Section 9.26 of the Credit Agreement:

SECTION 9.26. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

The following terms shall for purposes of this Section have the meanings set forth below:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(k) Schedule 2.01 of the Credit Agreement is hereby amended by replacing the sections therein entitled “Domestic Revolving Credit Commitments” , “Multicurrency Revolving Credit Commitments” and “U.K. Revolving Credit Commitments” in their entirety with the corresponding sections attached as Exhibit B hereto.

SECTION 4. Commitments; Termination. On and as of the Effective Date, subject to the conditions set forth in Section 7 hereof:

(a) (i) Each Additional Revolving Credit Lender shall be a Revolving Credit Lender under the Credit Agreement with a Revolving Credit Commitment set forth opposite its name in the Schedule 2.01 attached as Exhibit B hereto, (ii) the Revolving Credit Commitment of each Extending Revolving Credit Lender shall be as set forth in Schedule 2.01 attached as Exhibit B hereto and (iii) the Revolving Credit Commitment of each Declining Revolving Credit Lender immediately prior to the Effective Date, if any, shall be terminated.

(b) Subject to the terms and conditions set forth herein and in the Credit Agreement, as of the Effective Date, each Extending Revolving Credit Lender agrees that its Revolving Credit Commitment will be modified to have the terms set forth therefor in the Credit Agreement, as amended by this Amendment.

SECTION 5. Fees. (a) On the Effective Date, the Borrowers agree to pay additional fees (the “Extension Fees”), through the Administrative Agent, to each Extending Revolving Credit Lender that executes and delivers to the Administrative Agent (or its counsel) a signature page to this Amendment on or prior to the Delivery Time, in an amount equal to 0.10% of the Revolving Credit Commitment hereby extended (whether used or unused) of such Lender on the Effective Date. The Extension Fees shall be payable on the Effective Date in immediately available funds.

(b) On the Effective Date, the Borrowers agree to pay additional fees (the “Upfront Fees”), through the Administrative Agent, (i) to each Additional Revolving Credit Lender in an amount equal to the Applicable Upfront Fee Percentage (as defined below) of the Revolving Credit Commitment (whether used or unused) of such Additional Revolving Credit Lender on the Effective Date (the amount of such Revolving Credit Commitment, a “New Commitment”) and (ii) to each Extending Revolving Credit Lender to the extent the Revolving Credit Commitment of such Extending Revolving Credit Lender (whether used or unused) on the Effective Date exceeds the Revolving Credit Commitment of such Extending Revolving Credit Lender immediately prior to the Effective Date (the amount of such excess, an “Increased Commitment”), in an amount equal to the Applicable Upfront Fee Percentage of such Extending Revolving Credit Lender’s Increased Commitment. The Upfront Fees shall be payable on the Effective

Date in immediately available funds. “Applicable Upfront Fee Percentage” shall mean, in the case of either a New Commitment or an Increased Commitment, the percentage listed across from the applicable amount in the table immediately below.

New Commitment or Increased Commitment, as applicable	Applicable Upfront Fee Percentage:

Greater than or equal to $75,000,000	0.40%

Less than $75,000,000 but greater than or equal to $50,000,000	0.35%

Less than $50,000,000 but greater than or equal to $25,000,000	0.25%

Less than $25,000,000	0.15%

(c) Once paid, the Upfront Fees and the Extension Fees shall not be refundable under any circumstances.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party hereto represents and warrants to the Administrative Agent and each of the Lenders (including the Additional Revolving Credit Lenders) that:

(a) This Amendment has been duly authorized, executed and delivered by such Loan Party, and, constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b) After giving effect to this Amendment, each of the representations and warranties made by such Loan Party in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(c) No Event of Default or Default has occurred and is continuing as of the Effective Date.

SECTION 7. Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the signatures of each Loan Party, each Extending Revolving Credit Lender, each Additional Revolving Credit Lender, the Required Lenders (collectively, the “Requisite Lenders”), and the Administrative Agent.

(b) (i) After giving effect to this Amendment, each of the representations and warranties set forth in Section 6 of this Amendment shall be true and correct in all material respects and (ii) no Default or Event of Default shall have occurred and be continuing as of the Effective Date.

(c) The Administrative Agent shall have received a certificate, dated as of the Effective Date and signed by a Responsible Officer of the U.S. Borrower, confirming compliance with the conditions precedent set forth in paragraph (b) of this Section 7.

(d) The Administrative Agent shall have received (i) a favorable written opinion of (x) the General Counsel or Deputy General Counsel of the U.S. Borrower and (y) Simpson Thacher & Bartlett LLP, counsel for Holdings and the U.S. Borrower, in each case addressed to the Administrative Agent, the Lenders (including the Additional Revolving Credit Lenders) and the Issuing Banks, (ii) board resolutions and (iii) customary certificates, in each case, substantially consistent with those delivered on the Second Restatement Date. Holdings and the U.S. Borrower hereby request such counsel to deliver such opinion.

(e) The Administrative Agent and each Additional Revolving Credit Lender shall have received all documentation and other information reasonably requested by them at least five Business Days prior to the Effective Date that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(f) The Administrative Agent shall have received (on behalf of itself, the Extending Revolving Credit Lenders and the Additional Revolving Credit Lenders) all fees and other amounts due and payable on or prior to the Effective Date, including all Extension Fees and all Upfront Fees and, to the extent invoiced at least one Business Day prior to the Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

SECTION 8. Acknowledgement of Guarantors. Each of the Guarantors party hereto hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof, and each of the Guarantors hereby consents to the terms and conditions of this Amendment and the transactions contemplated hereby, and hereby affirms and confirms its guarantee of the Obligations pursuant to the Guarantee and Pledge Agreement and agrees that such guarantee shall continue to be in full force and effect and shall inure to the benefit of the Secured Parties, including the Additional Revolving Credit Lenders as such in respect of their new Revolving Credit Commitments and the other Obligations owed to them from time to time.

SECTION 9. Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of each of the Administrative Agent, the Collateral Agent, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 10. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing the same, which shall remain in full force and effect, except as expressly modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of a Borrower under the Credit Agreement or of a Borrower or any other Loan Party under any other Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby.

SECTION 11. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 12. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 13. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.11 (WAIVER OF JURY TRIAL) and 9.15 (Jurisdiction; Consent to Service of Process) of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 14. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

CBRE SERVICES, INC.,

by	/s/ DEBERA FAN
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

CBRE GROUP, INC.,

by	/s/ DEBERA FAN
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON EXHIBIT A HERETO,

by	/s/ DEBERA FAN
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

[Signature Page to Second Amendment]

CBRE LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ DUNCAN JAMES GREEN
	Name:	Duncan James Green
	Title:	Director

by	/s/ MARCUS SMITH
	Name:	Marcus Smith
	Title:	Director

CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick,

by	/s/ JEFF COOK
	Name:	Jeff Cook
	Title:	Senior Vice President, Finance

[Signature Page to Second Amendment]

CBRE PTY LIMITED, a company organized under the laws of Australia,

by	/s/ RAY C. PITTMAN
	Name:	Ray C. Pittman
	Title:	Director

by	/s/ ENDA FOLEY
	Name:	Enda Foley
	Title:	Director

CBRE LIMITED, a company organized under the laws of New Zealand,

by	/s/ RAY C. PITTMAN
	Name:	Ray C. Pittman
	Title:	Director

by	/s/ ENDA FOLEY
	Name:	Enda Foley
	Title:	Director

[Signature Page to Second Amendment]

CB/TCC GLOBAL HOLDINGS LIMITED,

by	/s/ DUNCAN JAMES GREEN
	Name:	Duncan James Green
	Title:	Director

by	/s/ MARCUS SMITH
	Name:	Marcus Smith
	Title:	Director

[Signature Page to Second Amendment]

RELAM AMSTERDAM HOLDINGS B.V.,

By:	Intertrust Management B.V., its managing director

/s/ L. KUITERS
Name:	L. Kuiters
Title:	Proxy Holder

/s/ GERT JAN RIETBERG
Name:	Gert Jan Rietberg
Title:	Proxy Holder

[Signature Page to Second Amendment]

CBRE GLOBAL HOLDINGS, a Luxembourg société à responsabilité limitée with a share capital of EUR 122,785,675, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg, Grand Duchy of Luxembourg and registered with the Registre de Commerce et des Sociétés, Luxembourg under number B 150.693

By	/s/ ELIZABETH THETFORD
	Name:	Elizabeth Thetford
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

CBRE LIMITED PARTNERSHIP,

By:	CBRE PARTNER, INC., its general partner

/s/ DEBERA FAN
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

[Signature Page to Second Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Extending Revolving Credit Lender and as Administrative Agent,

by	/s/ BILL O’DALY
	Name:	Bill O’Daly
	Title:	Authorized Sigantory

by	/s/ D. ANDREW MALETTA
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: Associated Bank, N.A.

by	/s/ EDWARD U. NOTZ, JR.
	Name:	Edward U. Notz, Jr.
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Additional Revolving Credit Lender:

Name of Institution: Australia and New Zealand Banking Group Limited

by	/s/ ROBERT GRILLO
	Name:	Robert Grillo
	Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as a Declining Revolving Credit Lender:

Name of Institution: Australia and New Zealand Banking Group Limited

by	/s/ ROBERT GRILLO
	Name:	Robert Grillo
	Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: Bank of America, N.A., as Issuing Bank and Lender

by	/s/ RONALD ODLOZIL
	Name:	Ronald Odlozil
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: Bank of America, N.A., (Canada Branch), as a Multicurrency Revolving Credit Lender (for funding to the Canadian Borrower and Canadian Dollars to the U.S. Borrower

by	/s/ MEDINA SALES DE ANDRADE
	Name:	Medina Sales de Andrade
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: Bank of America Merrill Lynch International Limited

by	/s/ FIONA MALITSKY
	Name:	Fiona Malitsky
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: Bank of Hawaii

by	/s/ MIKI IKEDA
	Name:	Miki Ikeda
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: The Bank of New York Mellon

by	/s/ HELGA BLUM
	Name:	Helga Blum
	Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: The Bank of Nova Scotia

by	/s/ WINSTON LUA
	Name:	Winston Lua
	Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by	/s/ SUSAN J. SWERDLOFF
	Name:	Susan J. Swerdloff
	Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: Barclays Bank PLC

by	/s/ VANESSA KURBATSKIY
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as a Declining Revolving Credit Lender:

Name of Institution: Branch Banking and Trust Company

by	/s/ ROBERT BESSER
	Name:	Robert Besser
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Additional Revolving Credit Lender:

Name of Institution: Branch Banking and Trust Company

by	/s/ ROBERT BESSER
	Name:	Robert Besser
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Additional Revolving Credit Lender:

Name of Institution: Citibank, N.A.

by	/s/ MILLIE SCHILD
	Name:	Millie Schild
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: Comerica Bank

by	/s/ MARK C. SKRZYNSKI, JR.
	Name:	Mark. C. Skrzynski, Jr.
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Additional Revolving Credit Lender:

Name of Institution: Danske Bank A/S

by	/s/ MERETE RYVALD-CHRISTENSEN
	Name:	Merete Ryvald-Christensen
	Title:	Chief Loan Manager

For any Lender requiring a second signature line:

by	/s/ GERT CARSTENS
	Name:	Gert Carstens
	Title:	Senior Loan Manager

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: E.Sun Commercial Bank, Ltd., Los Angeles Branch

by	/s/ EDWARD CHEN
	Name:	Edward Chen
	Title:	SVP & General Manager

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Additional Revolving Credit Lender:

Name of Institution: Fifth Third Bank, an Ohio banking corporation

by	/s/ MATTHEW RODGERS
	Name:	Matthew Rodgers
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: First Tennessee Bank National Association

by	/s/ JOSEPH M. EVANGELISTI
	Name:	Joseph M. Evangelisti
	Title:	Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: HSBC Bank USA, National Association

by	/s/ ANDREW HIETALA
	Name:	Andrew Hietala
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Additional Revolving Credit Lender:

Name of Institution: ING Bank, N.V., Dublin Branch

by	/s/ CORMAC LANGFORD
	Name:	Cormac Langford
	Title:	Vice President

For any Lender requiring a second signature line:

by	/s/ SEAN HASSETT
	Name:	Sean Hassett
	Title:	Director

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: JPMorgan Chase Bank, N.A.

by	/s/ CHIARA CARTER
	Name:	Chiara Carter
	Title:	Executive Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: Keybank National Association

by	/s/ GEOFF SMITH
	Name:	Geoff Smith
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: Mizuho Bank, Ltd.

by	/s/ JOHN DAVIES
	Name:	John Davies
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as a Declining Revolving Credit Lender:

Name of Institution: Opus Bank

by	/s/ GEOFF ANFUSO
	Name:	Geoff Anfuso
	Title:	Senior Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Additional Revolving Credit Lender:

Name of Institution: Opus Bank

by	/s/ GEOFF ANFUSO
	Name:	Geoff Anfuso
	Title:	Senior Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: PNC Bank, National Association

by	/s/ NICHOLAS ZITELLI
	Name:	Nicholas Zitelli
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: The Royal Bank of Scotland Plc.

by	/s/ JOHN TULLOCH
	Name:	John Tulloch
	Title:	Director, Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Additional Revolving Credit Lender:

Name of Institution: Santander Bank, N.A.

by	/s/ WILLIAM MAAG
	Name:	William Maag
	Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as a Declining Revolving Credit Lender:

Name of Institution: Santander Bank, N.A.

by	/s/ WILLIAM MAAG
	Name:	William Maag
	Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: Societe Generale

by	/s/ RICHARD BERNAL
	Name:	Richard Bernal
	Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: U.S. Bank National Association

by	/s/ GLENN LEYRER
	Name:	Glenn Leyrer
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

To execute this Amendment as an Extending Revolving Credit Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

Name of Institution: Wells Fargo Bank, N.A.

by	/s/ GREGORY FOSTER
	Name:	Gregory Foster
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Second Amendment]

EXHIBIT A

SUBSIDIARY GUARANTORS

CBRE, Inc.

CBRE Global Investors, Inc.

CBRE Global Investors, LLC

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Clarion CRA Holdings, Inc.

CBRE Clarion REI Holdings, Inc.

CBRE Government Services, LLC

CBRE GWS LLC

CBRE/LJM – Nevada, Inc.

CBRE Partner, Inc.

CBRE Technical Services, LLC

CB/TCC, LLC

Trammell Crow Company, LLC

EXHIBIT B

Schedule 2.01 - Lenders

DOMESTIC REVOLVING CREDIT COMMITMENTS

LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$209,325,928.58

HSBC BANK USA, NATIONAL ASSOCIATION	$209,325,928.58

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$209,325,928.57

THE ROYAL BANK OF SCOTLAND PLC	$207,747,437.30

BANK OF AMERICA, N.A.	$179,325,928.58

THE BANK OF NOVA SCOTIA	$179,325,928.57

WELLS FARGO BANK, N.A.	$179,325,928.57

BARCLAYS BANK PLC	$122,814,142.85

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$118,176,921.70

SANTANDER BANK, N.A.	$68,469,900.00

THE BANK OF NEW YORK MELLON	$65,209,428.57

BRANCH BANKING AND TRUST COMPANY	$62,903,225.81

US BANK NATIONAL ASSOCIATION	$62,903,225.81

CITIBANK, N.A.	$59,281,242.01

FIFTH THIRD BANK	$50,000,000.00

KEYBANK NATIONAL ASSOCIATION	$41,935,483.87

ING BANK N.V., DUBLIN BRANCH	$39,520,828.01

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	$38,874,851.64

PNC BANK, NATIONAL ASSOCIATION	$32,604,714.28

SOCIETE GENERALE	$32,604,714.28

ASSOCIATED BANK, N.A.	$25,161,290.32

FIRST TENNESSEE BANK NATIONAL ASSOCIATION	$25,161,290.32

COMERICA BANK	$22,645,161.29

MIZUHO BANK, LTD.	$19,562,828.56

BANK OF HAWAII	$12,580,645.16

DANSKE BANK A/S	$10,000,000.00

E. SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH	$8,387,096.77

OPUS BANK	$7,500,000.00

TOTAL:	$2,300,000,000.00

MULTICURRENCY REVOLVING CREDIT COMMITMENTS

LENDER	COMMITMENT

BANK OF AMERICA, N.A.	$21,696,252.47

JPMORGAN CHASE BANK, N.A.	$21,696,252.47

HSBC BANK USA, NATIONAL ASSOCIATION	$21,696,252.47

SCOTIABANC INC.	$21,696,252.47

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$21,696,252.47

WELLS FARGO BANK, N.A.	$21,696,252.47

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$15,779,092.66

BARCLAYS BANK PLC	$11,834,319.53

SANTANDER BANK, N.A.	$8,284,023.67

THE BANK OF NEW YORK MELLON	$7,889,546.35

CITIBANK, N.A.	$6,645,425.58

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	$4,703,383.40

ING BANK N.V., DUBLIN BRANCH	$4,430,283.72

PNC BANK, NATIONAL ASSOCIATION	$3,944,773.18

SOCIETE GENERALE	$3,944,773.18

MIZUHO BANK, LTD.	$2,366,863.91

TOTAL:	$200,000,000.00

U.K. REVOLVING CREDIT COMMITMENTS

LENDER	COMMITMENT

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED	$29,622,980.25

JPMORGAN CHASE BANK, N.A.	$29,622,980.25

HSBC BANK USA, NATIONAL ASSOCIATION	$29,622,980.25

THE BANK OF NOVA SCOTIA	$29,622,980.25

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$29,622,980.25

WELLS FARGO BANK, N.A.	$29,622,980.25

THE ROYAL BANK OF SCOTLAND PLC	$26,929,982.05

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$21,543,985.63

BARCLAYS BANK PLC	$16,157,989.23

SANTANDER BANK, N.A.	$11,310,592.46

THE BANK OF NEW YORK MELLON	$10,771,992.82

CITIBANK, N.A.	$9,073,332.41

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	$6,421,764.95

ING BANK N.V., DUBLIN BRANCH	$6,048,888.27

PNC BANK, NATIONAL ASSOCIATION	$5,385,996.41

SOCIETE GENERALE	$5,385,996.41

MIZUHO BANK, LTD.	$3,231,597.85

TOTAL:	$300,000,000.00